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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   December 14, 2001
                                                  -------------------

                          EQCC Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   333-73446-01              59-3170055
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(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
         Incorporation)                File Number)          Identification No.)


10401 Deerwood Park Boulevard, Jacksonville, Florida               32256
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code       (904) 944-1212
                                                   --------------------


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          (Former Name or Former Address, if Change Since Last Report:)

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Item 5.   Other Events
          ------------

Documents incorporated by Reference

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of September 30, 2001, and for periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (Nos. 333-73446 and 333-73446-01) of the Registrants; and
(iii) the Prospectus Supplement and Prospectus each dated December 13, 2001, relating to EQCC Asset Backed Certificates, Series 2001-1F, and shall be deemed to be part hereof and thereof.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                           Description
----------                            -----------
(EX-23)                               Consent of KPMG, LLP, independent auditors
                                      of Ambac Assurance Corporation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2001              EQCC RECEIVABLES CORPORATION

                                     By: /s/ Todd Rosenthal
                                        --------------------------------
                                        Name:  Todd Rosenthal
                                        Title: Senior Vice President

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                                INDEX TO EXHIBITS

 Exhibit No.             Exhibit Description         Paper (P) or Electronic (E)
 -----------             -------------------         ---------------------------

   (EX-23)              Consent of KPMG, LLP,                     E
                       Independent Auditors of
                     Ambac Assurance Corporation